UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2005

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29889	94-3248524
(Commission File No.)	(IRS Employer Identification No.)

1180 Veterans Boulevard
South San Francisco, CA 94080
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 624-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On December 1, 2005, Rigel Pharmaceuticals, Inc. announced the results from its Phase II clinical study of R112, a potential intranasal therapy for the treatment of allergic rhinitis. The press release dated December 1, 2005, titled “Rigel Announces Disappointing Results from Phase II Study of R112 for the Treatment of Allergic Rhinitis,” is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Neither the filing of the press release as an exhibit to this Current Report on Form 8-K nor the inclusion in that press release of a reference to Rigel’s internet address shall, under any circumstances, be deemed to incorporate the information available at that internet address into this Current Report on Form 8-K. The information available at Rigel’s internet address is not part of this Current Report on Form 8-K or any other report filed by Rigel with the Securities and Exchange Commission.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                  Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 1, 2005, entitled “Rigel Announces Disappointing Results from Phase II Study of R112 for the Treatment of Allergic Rhinitis.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGEL PHARMACEUTICALS, INC.

Dated: December 2, 2005
	By:	/s/ James H. Welch
James H. Welch
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 1, 2005, entitled “Rigel Announces Disappointing Results from Phase II Study of R112 for the Treatment of Allergic Rhinitis.”